UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 31, 2007

Date of report (Date of earliest event reported)

Supertel Hospitality, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

0-25060	52-1889548
(Commission File Number)	(IRS Employer Identification No.)

309 North Fifth Street
Norfolk, NE	68701
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 31, 2007, Supertel Limited Partnership, a limited partnership 97% owned by Supertel Hospitality, Inc., entered into an amendment of its purchase agreement, previously reported by Supertel on Form 8-K dated February 9, 2007, providing for the purchase of two hotels from Budget Motels, Inc. (“Budget”). Pursuant to the amendment, Supertel Limited Partnership acquired the two hotels for 863,611 common limited partnership units of Supertel Limited Partnership instead of $7,699,000 in cash. The amendment to the purchase agreement for the two hotels is attached hereto as Exhibit 2.2 and incorporated herein by reference.

The hotels consist of a Days Inn in Bossier City, Louisiana and a Days Inn in Fredericksburg (North), Virginia. The two hotels are part of a six hotel portfolio that Supertel agreed to purchase from Budget and Waterloo Hospitality, Inc. (“Waterloo”). Supertel completed the acquisition of the first four hotels on April 4, 2007, previously reported by Supertel on Form 8-K dated April 4, 2007 (and an amendment filed on June 18, 2007). Supertel has leased the two hotels since April 4, 2007.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Financial statements for the six hotels acquired from Budget and Waterloo will be filed under cover of a Form 8-K/A no later than October 16, 2007.

(b) Pro Forma Financial Information.

Pro forma financial information on the six hotels acquired from Budget and Waterloo will be filed under cover of a Form 8-K/A no later than October 16, 2007.

(c) Exhibits.

2.1

Hotel Purchase Agreement, dated February 9, 2007, among Supertel Limited Partnership and Budget Motels, Inc. (incorporated by reference to Exhibit 2.2 to Supertel’s Current Report on Form 8-K dated February 9, 2007).

2.2	Third Amendment to Hotel Purchase Agreement, dated July 31, 2007, among Supertel Limited Partnership, Budget Motels, Inc. and the shareholder of Budget Motels, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supertel Hospitality, Inc.

Date: August 3, 2007	By: /s/ Donavon A. Heimes
Name: Donavon A. Heimes
Title: Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description

2.1

Hotel Purchase Agreement, dated February 9, 2007, among Supertel Limited Partnership and Budget Motels, Inc. (incorporated by reference to Exhibit 2.2 to Supertel’s Current Report on Form 8-K dated February 9, 2007).

2.2	Third Amendment to Hotel Purchase Agreement, dated July 31, 2007, among Supertel Limited Partnership, Budget Motels, Inc. and the shareholder of Budget Motels, Inc.